                        SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                          ----------------------------

                                    Form 8-K
                            CURRENT REPORT PURSUANT
                        TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

                                ---------------

      Date of Report (Date of Earliest Event Reported): April 4, 2001


                           GulfMark Offshore, Inc.
          ------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                     Delaware
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                 (State or Other Jurisdiction of Incorporation)


          000-22853                                  76-0526032
   -------------------------                   ----------------------
  (Commission File Number)               (I.R.S. Employer Identification No.)


   4400 Post Oak Parkway, Suite 1170, Houston, Texas               77027
   -------------------------------------------------              ----------
   (Address of Principal Executive Offices)                       (Zip Code)


                                   (713)963-9522
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              (Registrant's Telephone Number, Including Area Code)


                                          N/A
          --------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)





                     (Exhibit Index Located on Page 3)

ITEM 5.    OTHER EVENTS
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     On April 4, 2001, GulfMark Offshore, Inc. (NASDAQ: GMRK) announced the completion of the Highland Patriot acquisition from Stirling Shipping Co. Ltd. Additional information is included in the Company's press release dated
April 4, 2001, which is attached hereto as Exhibit 99.1.

(b)   Exhibits.

Exhibit No.                   Description
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99.1              Press Release dated April 4, 2001



                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            GulfMark Offshore, Inc.


Date: April 4, 2001                     By: /s/ Edward A. Guthrie
                                            -------------------------
                                            Executive Vice President and
                                            Chief Financial Officer
                                   2

                               EXHIBIT INDEX

Exhibit No.                   Description
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99.1              Press Release dated April 4, 2001













































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